Exhibit 10.17

COVER PAGE FOR

AMENDMENT AND RESTATEMENT OF SCHEDULES

TO AMENDED AND RESTATED OPERATIONAL SERVICES AGREEMENT

An Amended and Restated Operational Services Agreement was executed as of April 1, 2012 (the “Agreement”), among Tesoro Companies, Inc., Tesoro Refining & Marketing Company LLC (or its predecessor entity), Tesoro Alaska Company, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC and Tesoro High Plains Pipeline Company LLC. Capitalized terms not otherwise defined in this document shall have the terms set forth in the Agreement; provided, however, that the term “TRMC” shall refer to Tesoro Refining & Marketing Company LLC, as successor by conversion of Tesoro Refining and Marketing Company.

The Parties agree that the Schedules are hereby amended and restated in their entirety as of the date hereof to be as attached hereto. Pursuant to Section 14(h) of the Agreement, such amended and restated Schedules shall replace the prior Schedules as of the date hereof and shall be incorporated by reference into the Agreement for all purposes.

Executed as of December 6, 2013.

TESORO COMPANIES, INC.		TESORO LOGISTICS GP, LLC

By:	/s/ Gregory J. Goff	By:	/s/ Phillip M. Anderson
	Gregory J. Goff		Phillip M. Anderson
	Chairman of the Board of Directors and President		President

TESORO REFINING &		TESORO LOGISTICS OPERATIONS LLC
MARKETING COMPANY LLC

By:	/s/ Gregory J. Goff	By:	/s/ Phillip M. Anderson
	Gregory J. Goff		Phillip M. Anderson
	Chairman of the Board of Managers and President		President

Signature Page to Second Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

TESORO ALASKA COMPANY		TESORO HIGH PLAINS PIPELINE COMPANY LLC

By:	/s/ Gregory J. Goff	By:	/s/ Phillip M. Anderson
Name:	Gregory J. Goff	Name:	Phillip M. Anderson
Title:	Chairman of the Board of Directors and President	Title:	President

Signature Page to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule A

Contribution Agreements and Applicable Terms

Initial Contribution Agreement

Contribution Agreement	Commencement Date	Facilities
Contribution, Conveyance and Assumption Agreement, dated as April 26, 2011, among the Partnership, the General Partner, TLO, Tesoro Corporation, TAK, TRMC, and THPPC	April 26, 2011	Mandan Rack, North Dakota; Anchorage Terminal, Alaska; Salt Lake City Rack, Utah; Salt Lake City Storage Facility, Utah; Vancouver Terminal, Washington; Boise Terminal, Idaho; Burley Terminal, Idaho; Stockton Terminal, California; Wilmington Terminal, California; Salt Lake City Pipelines, Utah; and High Plains Pipeline System, North Dakota and Montana.

Amorco Contribution Agreement

Contribution Agreement	Commencement Date	Facilities
Contribution, Conveyance and Assumption Agreement, effective as of April 1, 2012, among the Partnership, the General Partner, TLO, Tesoro Corporation and TRMC	April 1, 2012	Amorco Terminal

Page 1 of Schedule A to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule A

Contribution Agreements and Applicable Terms

(continued)

Long Beach Contribution Agreement

Contribution Agreement	Commencement Date	Facilities
Contribution, Conveyance and Assumption Agreement, executed as of September 14, 2012, among the Partnership, the General Partner, TLO, Tesoro Corporation and TRMC	Upon receipt of the Long Beach Approval, the CDFG Approval and the Other Approvals as set forth in the agreement, as applicable.	Long Beach Terminal and Los Angeles Pipeline System

Anacortes Rail Terminal Contribution Agreement

Contribution Agreement	Commencement Date	Facilities
Contribution, Conveyance and Assumption Agreement, executed as of November 15, 2012, among the Partnership, the General Partner, TLO, Tesoro Corporation and TRMC	November 15, 2012	Anacortes Rail Terminal

Page 2 of Schedule A to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule A

Contribution Agreements and Applicable Terms

(continued)

BP Carson Tranche 1 Contribution Agreement

Contribution Agreement	Commencement Date	Facilities
Contribution, Conveyance and Assumption Agreement, executed as of May 17, 2013, among the Partnership, the General Partner, TLO, Tesoro Corporation and TRMC	June 1, 2013	San Diego Terminal Colton Terminal Hathaway Terminal East Hynes Terminal West Hynes Terminal Vinvale Terminal Carson Crude Terminal

BP Carson Tranche 2 Contribution Agreement

Contribution Agreement	Commencement Date	Facilities
Contribution, Conveyance and Assumption Agreement, executed as of November 18, 2013, among the Partnership, the General Partner, TLO, Tesoro Corporation, TRMC and Carson Cogeneration Company	December 6, 2013

City of Los Angeles, Port of Long Beach, Berth 121

City of Los Angeles, Port of Long Beach, Terminal 2 and associated tank farms

Storage facilities at City of Los Angeles, Port of Long Beach, Terminal 3

Tesoro SoCal Pipeline System

Carson Products Terminal

Coke Handling Warehouse

Page 3 of Schedule A to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B**

**All Schedule B pages have been updated to reflect current amounts charged with CPI increases through the date of this Amendment and Restatement.

Mandan Rack, North Dakota

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications

Electricity

Environmental Compliance Maintenance

Facility Maintenance

Fire and Safety

Natural Gas

Water

Wastewater

Personnel Support – Operations, Supply & Trading, Marketing, Security and Maintenance
Total	$190,500

Page 1 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Anchorage Terminal, Alaska

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications

Environmental Compliance Maintenance

Facility Maintenance

Fire and Safety

Page 2 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Salt Lake City Rack, Utah

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications

Environmental Compliance Maintenance

Facility Maintenance

Fire and Safety

Plant Air

Steam

Water

Wastewater

Page 3 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Salt Lake City Storage Facility, Utah

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications

Electricity

Environmental Compliance Maintenance

Facility Maintenance

Fire and Safety

Water

Wastewater

Personnel Support – Maintenance and Operations	The SLC remote tank farm (Tesoro Refining and Marketing) will need to pay $60,000 annually for operational support provided by a General Partner employee.

Page 4 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Vancouver Terminal, Washington

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications

Environmental Compliance Maintenance

Facility Maintenance

Fire and Safety

Page 5 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Boise Terminal, Idaho

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications

Environmental Compliance Maintenance

Facility Maintenance

Fire and Safety

Page 6 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Burley Terminal, Idaho

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications

Environmental Compliance Maintenance

Facility Maintenance

Fire and Safety

Water

Wastewater

Page 7 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Stockton Terminal, California

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications

Environmental Compliance Maintenance

Facility Maintenance

Fire and Safety

Wastewater

Page 8 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Wilmington Terminal, California

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications

Electricity

Environmental Compliance Maintenance

Facility Maintenance

Fire and Safety

Water

Wastewater

Personnel Support

Total	$50,000

Page 9 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Salt Lake City Pipelines, Utah

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications

Environmental Compliance Maintenance

Facility Maintenance

Fire and Safety

Water

Wastewater

Page 10 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

High Plains Pipeline System, North Dakota and Montana

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service
Communications

Environmental Compliance Maintenance

Facility Maintenance

Fire and Safety

Page 11 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Amorco Terminal, Suisan Bay, California

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Booming

Communications

Environmental Compliance Maintenance

Facility Maintenance

Fire and Safety

General Security

Internal Oil Spill Response Drill

Personnel Support

Programmable Logic Control and Digital Control System

Routine Engineering Support

Routine support and repair of fiber optic line

Security Personnel at site of Wharf and Tankage

Software Services

Wastewater Handling

Wharf Support Personnel

Total	$1,163,000

Page 12 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Long Beach Terminal, Port of Long Beach, California

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications

Environmental Compliance Maintenance

Facility Maintenance

Fire and Safety

General Security

Personnel Support

Programmable Logic Control and Digital Control System

Routine Engineering Support

Routine support and repair of fiber optic line

Software Services

Wastewater Handling

Wharf Support Personnel

Total	$29,000

Note that the following services shall be direct billed to TLO from third parties and shall not be part of the Agreement:

a)	Electricity (SoCal Edison);

b)	Gas (City of Long Beach);

c)	Water (Long Beach Water);

d)	Right-of-Way Payments (SoCal Edison); and

e)	Outside services (e.g. Environmental and Engineering Consulting) through direct bill work orders (as currently described in the Agreement).

Page 13 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Anacortes Rail Facility, Anacortes, Washington

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Communications

Environmental Compliance Maintenance

Facility Maintenance

Fire and Safety

General Security

Personnel Support

Programmable Logic Control and Digital Control System

Routine Engineering Support

Routine support and repair of fiber optic line

Software Services

Wastewater Handling (Anacortes Refinery)

Electricity (PSE)

Water (City of Anacortes, including potable, non-potable and fire water)

Total	$355,000*

*	This amount is applicable until separate metering is installed pursuant to the ground lease executed in connection with the Contribution, Conveyance and Assumption Agreement related to the Anacortes Rail Facility.

Note that the following services shall be direct billed to TLO from third parties and shall not be part of the Agreement: Outside services (e.g. Environmental and Engineering Consulting) through direct bill work orders (as currently described in the Agreement).

Page 14 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

San Diego Terminal

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Fire and Safety

Personnel Support (Management support provided from TLO to TRMC to support fleet operations)

Wastewater Handling (occasional use of the refinery vacuum truck and refinery processing of terminal wastewater)

Note that the following services shall be direct billed to TLO from third parties and shall not be part of this Agreement:

a)	Electricity: SDG&E

b)	Gas: SDG&E

c)	Water & Sewer: City of San Diego

d)	Telephone: Sprint

Page 15 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Colton Terminal

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Fire and Safety

Personnel Support (Management support provided from TLO to TRMC to support fleet operations)

Wastewater Handling (occasional use of the refinery vacuum truck and refinery processing of terminal wastewater)

Note that the following services shall be direct billed to TLO from third parties and shall not be part of this Agreement:

a)	Electricity: Southern California Edison

b)	Water: West Valley Water District Sewage/—City of Rialto

c)	Telephone: AT&T

Page 16 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Hathaway Terminal

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Fire and Safety

Wastewater Handling (occasional use of the refinery vacuum truck and refinery processing of terminal wastewater)

Note that the following services shall be direct billed to TLO from third parties and shall not be part of this Agreement:

a)	Electricity: Southern California Edison

b)	Gas: Southern California Gas Co.

c)	Telephone: Verizon & AT&T

Page 17 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Hynes Terminal

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Fire and Safety

Wastewater Handling (occasional use of the refinery vacuum truck and refinery processing of terminal wastewater)

Note that the following services shall be direct billed to TLO from third parties and shall not be part of this Agreement:

a)	Electricity: Southern California Edison

b)	Gas: Southern California Gas Co.

Page 18 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Vinvale Terminal

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Fire and Safety

Wastewater Handling (occasional use of the refinery vacuum truck and refinery processing of terminal wastewater)

Note that the following services shall be direct billed to TLO from third parties and shall not be part of this Agreement:

a)	Electricity: Southern California Edison

b)	Gas: Southern California Gas Co.

c)	Water/Sewer: City of South Gate

d)	Telephone: Verizon/AT&T

Page 19 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Carson Crude Terminal

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Fire and Safety

Wastewater Handling (occasional use of the refinery vacuum truck and refinery processing of terminal wastewater)

Note that the following services shall be direct billed to TLO from third parties and shall not be part of this Agreement:

a)	Electricity: Southern California Edison

Page 20 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

City of Los Angeles, Port of Long Beach, Berth 121

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Fire and Safety

Wastewater Handling (occasional use of the refinery vacuum truck and refinery processing of terminal wastewater)

Page 21 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

City of Los Angeles, Port of Long Beach, Terminal 2 and associated tank farms

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Fire and Safety

Wastewater Handling (occasional use of the refinery vacuum truck and refinery processing of terminal wastewater)

Page 22 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Storage facilities at City of Los Angeles, Port of Long Beach, Terminal 3

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Fire and Safety

Wastewater Handling (occasional use of the refinery vacuum truck and refinery processing of terminal wastewater)

Page 23 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Tesoro SoCal Pipeline System

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Fire and Safety

Wastewater Handling (occasional use of the refinery vacuum truck and refinery processing of terminal wastewater)

Page 24 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Carson Products Terminal

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Fire and Safety

General Security

Wastewater Handling (occasional use of the refinery vacuum truck and refinery processing of terminal wastewater)

Page 25 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Coke Handling Warehouse

Unless otherwise noted below, TRMC will provide the following Services to TLO in accordance with Section 2 of the Agreement:

Service	Amounts
Fire and Safety

General Security

Wastewater Handling (removal of runoff from retention locations, use of the refinery vacuum truck as needed and disposal according to documented procedures)

Page 26 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement

Schedule B

Carson Overhead Support

TLO will provide the following Services to TRMC in accordance with Section 2 of the Agreement:

Service	Amounts
Environmental, Health and Safety Management Support (in support of retail fleet and transportation business)

Planning and Optimization Management Support (in support of retail fleet and transportation business)

Other Fleet Management Support

Page 27 of Schedule B to Amendment and Restatement of

Schedules to Amended and Restated Operational Services Agreement